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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                October 30, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     33-45499                  36-3809819
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



             475 Industrial Drive, West Chicago, Illinois   60185
           ---------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)



                                 (630) 562-5550
                         -------------------------------
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

         On October 29, 2002 M-Wave, Inc. announced its financial results for the third quarter of 2002 and other matters. The full text of M-Wave, Inc.'s October 29, 2002 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Exhibits

         99.1  Press Release issued by M-Wave, Inc. dated October 29, 2002.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2002

                                        M-WAVE, INC.


                                        By: /s/ PAUL H. SCHMITT
                                            ------------------------------------
                                            Name:  Paul H. Schmitt
                                            Title: Chief Financial Officer


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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                         DESCRIPTION
     -------                       -----------

      99.1     Press Release issued by M-Wave, Inc. dated October 29, 2002






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